EXHIBIT 10.49

                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT ("Agreement") is dated June 16, 2003 between Yocca Patch & Yocca, LLP ("Purchaser"), and HiEnergy Technologies, Inc., a Delaware corporation ("Company").

                  1. PURCHASE AND SALE. Purchaser agrees to buy and the Company agrees to sell and issue to Purchaser 300,000 shares of the Company's authorized and previously unissued common stock, par value $0.001 per share (the "Shares"), at a price of $0.33 1/3 per share, for an aggregate purchase price of $100,000.00 (the "Purchase Price").

                  2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchaser:

                  (a) Registered Offering. The offer and sale of the Shares have been registered on a Form SB-2 registration statement, Registration No. 333-101055 ("Registration Statement"), which Registration Statement has been declared effective by the Securities and Exchange Commission (the "Commission") and the Company has not received notice that the Commission has issued or intends to issue a stop order with respect to the Registration Statements or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statements, either temporarily or permanently, or intends or has threatened in writing to do so. The Company has delivered to Purchaser the prospectus that constitutes a part of the Registration Statement.

                  (b) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

                  (c) Authorization. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation of the transaction contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company or its shareholders for the Company to execute and consummate this Agreement and the transactions contemplated hereby. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, and assuming the valid execution hereof by the Purchaser, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (b) as enforceability of any indemnification and contribution provisions may be limited under the federal and state securities laws and public policy, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (d) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby does not and will not: (i) conflict with or violate any provision of the Company's certificate of incorporation or bylaws (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment or acceleration (with or without notice, lapse of time or both) of, any material agreement or indebtedness to which the Company is a party or by which any material property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, decree or other restriction of any court, governmental authority or stock market to which the Company or the Common Stock is subject.

                  (e) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the terms hereof, will be legally issued, fully paid and nonassessable, free and clear of all liens and encumbrances (other than any that are the result of any action or inaction of the Purchaser).

                  (f) Disclosure. Neither the Company nor any other Person acting on its behalf has provided the Purchaser or their agents or counsel with any information that constitutes or may, in the Company's opinion, constitute material non-public information. If any such information whatsoever is provided to Purchaser, knowledge thereof will not be imputed to any of Purchaser's partners unless such partner has actual knowledge.

                  (g) Client Waiver. The Company has had an opportunity to consult independent legal counsel and advisors regarding this Agreement. The
Company understands that the Purchaser cannot advise the Company on whether to enter into this Agreement to sell Shares. The Company is knowledgeable about the Purchaser's financial interests in this transaction, and has determined that this transaction is in the best interests of the Company, hereby waives any and all conflict of interests, and hereby knowingly consents to this transaction.

                  3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company as follows:

                  (a) Organization; Authorization. The Purchaser has been organized and is in good standing under the laws of the jurisdiction of its formation. The Purchaser has the requisite right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Upon the execution and delivery of this Agreement, and assuming the valid execution thereof by the Company, this Agreement shall constitute the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (b) as enforceability of any indemnification and contribution provisions may be limited under the federal and state securities laws and public policy, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (b) No Conflicts. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby does not and will not (i) conflict with or violate any provision of the Purchaser's or Company's certificate of incorporation or bylaws (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment or acceleration (with or without notice, lapse of time or both) of, any material agreement or indebtedness to which the Purchaser is a party or by which any material property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any order, judgment or decree of any court to which the Purchaser is subject.

                  (c) Investment  Representation.  The Purchaser is not party to any agreement or arrangement with respect to a disposition of Shares other than this Agreement. The Purchaser is not registered as a broker-dealer under the Exchange Act. The Purchaser is purchasing the Shares for the Purchaser's own account, for investment purposes only and not with a view to distribute or participate in a distribution thereof; provided, that the foregoing representation and warranty is not an agreement by the Purchaser to hold the Shares for any period of time.

                  4. PAYMENT. On the Closing Day, the Purchaser will credit the Purchase Price against accrued legal fees chargeable by Purchaser to Seller as if Seller made a payment of such amount in the ordinary course on the Closing Day. On the Closing Day, the Company will deliver to the Purchaser, via the Purchaser's DTC Accounts through the Depository Trust Company DWAC system, the number of Shares set forth hereinbelow:

                  100,000 shares to DTC #0044 Account # 377 27481 100,000 shares to DTC #0221 Account # UJ38541-HM 100,000 shares to DTC #0221 Account # UJ38539-HM

                  The term "Closing Day" shall mean June 17, 2003.

                  5. INTENTIONALLY OMITTED

                  6. INTENTIONALLY OMITTED

                  7. COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement, which shall be deemed fully valid and binding. The parties also agree to forward promptly their original signature on a copy of this Agreement to the other party.

                  8. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Purchaser.

                  9. SEVERABILITY. In the event that any provision of this Agreement shall be determined to be invalid or unenforceable by any court of competent jurisdiction, the remainder of this agreement shall not be affected thereby, and any invalid or unenforceable provision shall be reformed so as to be valid and enforceable to the full extent permitted by law.

         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                          COMPANY:

                           HIENERGY TECHNOLOGIES, INC.

                            By: /s/ Bogdan C. Maglich
                             -----------------------------------------
                             Name: Bogdan C. Maglich
                          Title: Chairman, Chief Executive Officer and Treasurer

                          PURCHASER:

                            YOCCA PATCH & YOCCA, LLP

                            By: /s/ Nicholas J. Yocca
                             -------------------------------------------------
                             Name: Nicholas J. Yocca
                          Title: Partner

                          Address:
                           19900 MacArthur Blvd., #650
                          Irvine, CA  92612